                                                                   Exhibit 99.15

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_POHE0502_MKT - PRICE/YIELD - M2

Balance     $27,574,000.00

Settle      3/30/2005

Price                                         2550 SDA           2005 SDA           2240 SDA           1780 SDA
-----------------------------------   ----------------   ----------------   ----------------   ----------------
                                WAL              11.11              11.87              11.51              12.14
                     Mod Durn 30360               7.86               8.26               8.11               8.46
                Principal Writedown              0.59%              0.09%              0.44%              0.91%
Total Collat Loss (Collat Maturity)             13.09%             13.30%             11.87%             12.09%

                         Shock(bps)                                                    200bp              200bp
                             Libor'                Fwd                Fwd                Fwd                Fwd
                             Prepay   100 PricingSpeed   100 PricingSpeed   100 PricingSpeed   100 PricingSpeed
                      Loss Severity                45%                55%                45%                55%
                  Servicer Advances               100%               100%               100%               100%
                    Liquidation Lag                 12                 12                 12                 12
                           Triggers               100%               100%               100%               100%
                Optional Redemption           Call (N)           Call (N)           Call (N)           Call (N)

Price                                         2285 SDA           1830 SDA           2020 SDA          1625 SDA
-----------------------------------   ----------------   ----------------   ----------------   ----------------
                                WAL              15.37              15.91              15.16              15.35
                     Mod Durn 30360              10.30              10.69              10.63              10.99
                Principal Writedown              0.71%              0.43%              0.82%              0.47%
Total Collat Loss (Collat Maturity)             15.72%             16.26%             14.35%             14.81%

                         Shock(bps)                                                    200bp              200bp
                             Libor'                Fwd                Fwd                Fwd                Fwd
                             Prepay    65 PricingSpeed    65 PricingSpeed    65 PricingSpeed    65 PricingSpeed
                      Loss Severity                45%                55%                45%                55%
                  Servicer Advances               100%               100%               100%               100%
                    Liquidation Lag                 12                 12                 12                 12
                           Triggers               100%               100%               100%               100%
                Optional Redemption           Call (N)           Call (N)           Call (N)           Call (N)

Z_POHE0502_MKT - PRICE/YIELD - M4

Balance       $7,424,000.00

Settle        3/30/2005

Price                                         2010 SDA           1605 SDA           1748 SDA           1402 SDA
-----------------------------------   ----------------   ----------------   ----------------   ----------------
                                WAL              16.03              16.48              15.94              16.23
                     Mod Durn 30360               9.99              10.21              10.17              10.36
                Principal Writedown              0.13%              0.33%              0.65%              0.70%
Total Collat Loss (Collat Maturity)             10.91%             11.10%              9.75%              9.91%

                         Shock(bps)                                                    200bp              200bp
                             Libor'                Fwd                Fwd                Fwd                Fwd
                             Prepay   100 PricingSpeed   100 PricingSpeed   100 PricingSpeed   100 PricingSpeed
                      Loss Severity                45%                55%                45%                55%
                  Servicer Advances               100%               100%               100%               100%
                    Liquidation Lag                 12                 12                 12                 12
                           Triggers               100%               100%               100%               100%
                Optional Redemption           Call (N)           Call (N)           Call (N)           Call (N)

Price                                         1905 SDA           1545 SDA           1683 SDA           1372 SDA
-----------------------------------   ----------------   ----------------   ----------------   ----------------
                                WAL              15.93              14.65              11.77               9.47
                     Mod Durn 30360              12.59              13.08              13.77              14.71
                Principal Writedown              0.77%              0.14%              0.25%              0.57%
Total Collat Loss (Collat Maturity)             13.72%             14.22%             12.46%             12.91%

                         Shock(bps)                                                    200bp              200bp
                             Libor'                Fwd                Fwd                Fwd                Fwd
                             Prepay    65 PricingSpeed    65 PricingSpeed    65 PricingSpeed    65 PricingSpeed
                      Loss Severity                45%                55%                45%                55%
                  Servicer Advances               100%               100%               100%               100%
                    Liquidation Lag                 12                 12                 12                 12
                           Triggers               100%               100%               100%               100%
                Optional Redemption           Call (N)           Call (N)           Call (N)           Call (N)